Other current liabilities	6 Months Ended
Jun. 30, 2025
Text block1 [abstract]
Other current liabilities

Note 13. Other current liabilities

	As of December 31, 2024	As of June 30, 2025

	$ in thousands
VAT Payables	16	43
Accruals for personnel related expenses	8,830	7,374
Other	1,251	2,532
Total other current liabilities	10,097	9,949

Accruals for personnel related expenses are related to paid time-off and payroll related social charges accruals, annual bonus accruals and social charges liabilities on stock options. The $1.5 million decrease in accruals for personnel related expenses between December 31, 2024 and June 30, 2025 is mainly related to the payment of 2024 annual bonuses in February 2025 and corresponding social charges in March 2025.